UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2007
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-50518	11-3626383
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
9800 Richmond Avenue, Suite 680
Houston, Texas 77002
(Address of principal executive offices, including zip code)
713-339-8900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Underwriting Agreement
     On April 12, 2007, Franklin Bank Corp. (the “Company”) entered into an Underwriting Agreement (the “ Underwriting Agreement”) with RBC Capital Markets Corporation (“RBC”) and Bear, Stearns & Co Inc. (together with RBC, the “Underwriters”) with respect to the issue and sale by the Company of $100,000,000 of the Company’s 4% Contingent Convertible Senior Notes due 2027 (the “Contingent Convertible Notes”) in an underwritten public offering (the “Offering”). The Contingent Convertible Notes to be sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-141039) (the “Registration Statement”). The closing of the Offering occurred on April 18, 2007.
     The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
Contingent Convertible Notes
     The Contingent Convertible Notes were issued pursuant to the Indenture, dated as of April 9, 2007, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), a copy of the form of which was filed as Exhibit 4.1 to Amendment No. 1 to the Registration Statement, as amended by the First Supplemental Indenture, dated as of April 18, 2007, between the Company and the Trustee (the “First Supplemental Indenture”). The terms of the Contingent Convertible Notes are further described in the prospectus supplement of the Company dated April 12, 2007, together with the related prospectus dated April 10, 2007, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act on April 16, 2007, which description is incorporated herein by reference. A copy of the First Supplemental Indenture (including the form of Contingent Convertible Note) has been filed as Exhibit 4.1 to this report and is incorporated herein by reference.
Relationship
     RBC has performed investment banking, corporate banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for with they will receive customary fees and expenses.

Item 7.01. Regulation FD Disclosure.
     The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.
     On April 12, 2007, the Company announced that it had priced the Offering of the Company’s Contingent Convertible Notes at $1,000 per note, or 100%.
     A copy of the press release has been furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
1.1	Underwriting Agreement, dated April 12, 2007, by and between Franklin Bank Corp., and RBC Capital Markets Corporation and Bear, Stearns & Co Inc.

4.1	First Supplemental Indenture, dated as of April 18, 2007, to the Indenture, dated as of April 9, 2007, between the Company and The Bank of New York Trust Company, N.A., as trustee

99.1	Press Release of Franklin Bank Corp. dated April 12, 2007

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: April 18, 2007	By:	/s/ Russell McCann
Russell McCann
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated April 12, 2007, by and between Franklin Bank Corp., and RBC Capital Markets Corporation and Bear, Stearns & Co Inc.

4.1	First Supplemental Indenture, dated as of April 18, 2007, to the Indenture, dated as of April 9, 2007, between the Company and The Bank of New York Trust Company, N.A., as trustee

99.1	Press Release of Franklin Bank Corp. dated April 12, 2007